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                                                                 EXHIBIT 10(e)-5


                             [KN ENERGY LETTERHEAD]

July 13, 1998

MOBILE GAS SERVICE CORP.
ATTN: HARRIS OSWALT
2828 DAUPHIN STREET
MOBILE AL 36606

Re: Assignment of MidCon Gas Services Contract dated 04/01/1997 to K N Marketing, L.P.

Ladies/Gentlemen:

         As a result of the acquisition of MidCon Corp. and its subsidiaries by KN Energy, Inc. on January 30, 1998, this notice is to inform you that the above listed contract(s) between MidCon Gas Services Corp. (Seller) and your company (Buyer) is now being assigned from Midcon Gas Services Corp. to K N Marketing, L.P. effective July 1, 1998.

         The parties responsible in the Notices and Payment sections also change as a result of the acquisition. Therefore, please direct further Notice and Payment information to the following parties under the contracts:

Please direct all correspondence and/or notices applicable therein to the following address:

                           K N MARKETING, L.P.
                           One Allen Center
                           500 Dallas Street, Suite 500
                           Houston, Texas 77002
                           Attention: Contract Administration

Please direct all ACH and wire payment transactions to:

                           K N MARKETING, L.P.
                           The Chase Manhattan Bank
                           New York, NY
                           Account No. 323-076947
                           ABA No. 021000021

Payments by check should be mailed to:

                           K N MARKETING, L.P.
                           Post Office Box 730563
                           Dallas, Texas 75373-0563

Please indicate your consent by signing in the space below. Please direct any questions to Contract Administration at (713) 963-3394. Thank you for your cooperation in this matter.

                                                        Sincerely,

                                                        KN MARKETING, L.P.

                                                        /s/ DOUGLAS N. SCHANTZ

                                                        Douglas N. Schantz
                                                        Executive Vice President

AGREED TO AND ACCEPTED
this 20th day of July, 1998

By:   /s/ HARRIS OSWALT
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Name:   Harris Oswalt
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